UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ) Filed by the Registrant [XX] Filed by a Party other than the Registrant [ ] Check the appropriate box: [ ] Preliminary Proxy Statement [ ] Confidential, for use of the Commission Only [ ] Definitive Proxy Statement [XX] Definitive Additional Materials [ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

Commission File No. 0-827

Empire Statement Building Associates L.L.C.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement,

if other than Registrant)

  Payment of Filing Fee (Check the appropriate box): [XX] No fee required [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    Title of each class of securities to which transaction applies:
    Aggregate number of securities to which transaction applies:
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[ ] Fee paid previously with preliminary materials. [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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    Date Filed:

PETER L. MALKIN

c/o Wien & Malkin LLC

60 East 42nd Street

New York, New York 10165

Telephone (212) 687-8700

Telecopier (212) 986-7679

October 2, 2008

CERTIFIED MAIL RETURN RECEIPT REQUESTED

Name Address

City, State and Zip

                                                          Re: Empire State Building Associates L.L.C.

Dear Participant:

            The time has expired for the receipt of your consent to Items A, B and C of the improvement and investment financing programs and refinancing authority described in the June 9, 2008 letter of Peter L. Malkin and Anthony E. Malkin and the accompanying Statement issued by the Agents. Therefore, in accordance with such letter and Statement, and pursuant to paragraph 7 of the Participating Agreement dated as of January 1, 1962 under which I act as Agent for the joint venture created thereby, I am purchasing your interest in such joint venture as agent for the sum of $___________.

Accordingly, I deliver herewith the following:

    Certified check dated October 2, 2008 to your order in the sum of $________; and

    Duplicate original of the assignment of your interest to the undersigned, dated October 2, 2008.

Very truly yours,

Peter L. Malkin, as agent as aforesaid

ASSIGNMENT

         IN CONSIDERATION of the sum of __________________________________ ($___________________) DOLLARS, paid to _________________________, Assignor, with an address at ____________________________________________________, by Peter L. Malkin, as agent, Assignee, having an office at 60 East 42nd Street, New York, New York 10165, Assignor hereby assigns, transfers, grants and releases unto Assignee, pursuant to the terms of a certain Participating Agreement dated as of January 1, 1962 (the "Agreement") among Peter L. Malkin, as Agent, and others as Participants, all right, title and interest of Assignor as a Participant under the Agreement in and to the joint venture created thereby, in the interest of the joint venture in and to the master lease of premises located at 350 Fifth Avenue, New York, New York, and in the interest of the joint venture in EMPIRE STATE BUILDING ASSOCIATES L.L.C., a limited liability company, having its office at 60 East 42nd Street, New York, New York 10165.

             Assignee hereby accepts this assignment and transfer.

Dated: October 2, 2008

Witness for Assignor:                                                                                                                   [NAME OF INVESTOR]

                                                                                                                                                   Assignor

___________________                                                                                                             By: ________________________________

                                                                                                                                                   Peter L. Malkin

                                                                                                                                                   Attorney-in-fact

Witness for Assignee:

___________________                                                                                                             By: ________________________________

                                                                                                                                                  Peter L. Malkin, as agent as aforesaid, Assignee